UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 28, 2010

INFORMATICA CORPORATION
(Exact name of Registrant as specified in its charter)

State of Delaware	0-25871	77-0333710
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
100 Cardinal Way
Redwood City, California 94063
(Address of principal executive offices and zip code)
(650) 385-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.2
EX-99.3
EX-99.4

Explanatory Note
On January 28, 2010, Informatica Corporation (the “Company”) filed a Form 8-K (the “Original Filing”) to report the completion of its acquisition of Siperian, Inc. (“Siperian”). The Company is filing this Amendment No. 1 on Form 8-K/A to amend the Original Filing to include the required financial statements and pro forma financial information. In the Original Filing, the Company stated that any financial statements and pro forma financial information would be filed by amendment within seventy-five (75) calendar days from the date of the Original Filing. The disclosure under Item 9.01 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 9.01 of this Amendment No. 1.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired
The audited consolidated financial statements of Siperian as of and for the year ended May 31, 2009 and accompanying notes are attached hereto as Exhibit 99.2.
The unaudited condensed consolidated financial statements of Siperian as of November 30, 2009 and for the six-month periods ended November 30, 2009 and 2008 and accompanying notes are attached hereto as Exhibit 99.3.
(b)	Pro Forma Financial Information
The following unaudited pro forma condensed combined financial statements, giving effect to the acquisition of Siperian, are attached hereto as Exhibit 99.4:
(i)	Unaudited pro forma combined condensed balance sheet as of September 30, 2009;

(ii)	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2008 and the nine-month period ended September 30, 2009; and

(iii)	Notes to the unaudited pro forma condensed combined financial statements.
(d)	Exhibits

Exhibit
Number	Description

2.1*	Agreement and Plan of Merger dated as of January 28, 2010 by and among Informatica Corporation, Sputnik Acquisition Corporation, Siperian, Inc., Investor Growth Capital as Stockholders’ Representative solely for purposes of Section 6.5 and Articles VII, VIII and IX, and U.S. Bank National Association as Escrow Agent solely for purposes of Articles VII, VIII and IX.

23.1	Consent of Independent Auditor.

99.1*	Press Release dated January 28, 2010 reporting Informatica Corporation’s results for the fourth quarter and the year ended December 31, 2009.

99.2	Consolidated Financial Statements of Siperian as of and for the year ended May 31, 2009.

99.3	Unaudited Condensed Consolidated Financial Statements of Siperian as of November 30, 2009 and for the six-month periods ended November 30, 2009 and 2008 and notes thereto.

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2009 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2008 and the nine-month period ended September 30, 2009 and notes thereto.

*	Previously filed with the Original Filing.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 12, 2010	INFORMATICA CORPORATION
	By:	/s/ Earl E. Fry
Earl E. Fry
Chief Financial Officer, Executive Vice President and Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

2.1*	Agreement and Plan of Merger dated as of January 28, 2010 by and among Informatica Corporation, Sputnik Acquisition Corporation, Siperian, Inc., Investor Growth Capital as Stockholders’ Representative solely for purposes of Section 6.5 and Articles VII, VIII and IX, and U.S. Bank National Association as Escrow Agent solely for purposes of Articles VII, VIII and IX.

23.1	Consent of Independent Auditor.

99.1*	Press Release dated January 28, 2010 reporting Informatica Corporation’s results for the fourth quarter and the year ended December 31, 2009.

99.2	Consolidated Financial Statements of Siperian as of and for the year ended May 31, 2009.

99.3	Unaudited Condensed Consolidated Financial Statements of Siperian as of November 30, 2009 and for the six-month periods ended November 30, 2009 and 2008 and notes thereto.

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2009 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2008 and the nine-month period ended September 30, 2009 and notes thereto.

*	Previously filed with the Original Filing.

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